                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ---------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                      Securities and Exchange Act of 1934

       Date of Report (Date of Earliest event reported) December 13, 2000

                               Dynamic I-T, Inc.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

     Colorado                          0-10065                82-0379959
------------------------------------------------------------------------------
(State or other jurisdiction        Commission file         (IRS Employer
 of incorporation)                      No.               Identification No.)

2504 Eleventh Street, Santa Monica, California                  90405
------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (310) 392-8179
                                                  ----------------------------

              2504 Eleventh Street, Santa Monica, California 90405
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On July 28, 2000 Dynamic I-T, Inc. ("Dynamic" or the "Company") acquired BankNet Kft. ("BankNet"), a company organized under the laws of Hungary, in a reverse acquisition. BankNet's accountants had been Ernst & Young in Budapest, Hungary while J.H. Cohn LLP was the principal independent accountant of the legal acquirer. On December 13, 2000, the Company informed Ernst & Young that it was dismissing them as the Company's principal independent accountants. On the same date, the Company appointed J.H. Cohn LLP principal independent accountant of the accounting acquirer (BankNet). This decision was recommended and approved by the Company's Board of Directors.

     None of the reports of Ernst & Young on the Company's audited financial statements for the year ended December 31, 1998 and 1999 through December 13, 2000 the unaudited financial statements for the interim periods through September 30, 2000 contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for the years ended December 31, 1998 and 1999 and through September 30, 2000, there have been no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make references in their reports on the Company's financial statements for the years ended December 31, 1998 and 1999, and none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred during such period with respect to the Company or Ernst and Young.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     16.1* Letter from Ernst & Young, stating their concurrence with the foregoing disclosures is included as Exhibit 16.1 to this Form 8-K/A report


     Exhibit No.    Description
     -----------    -----------

     16.1* Letter from Ernst & Young, regarding their concurrence with the foregoing disclosures.

*    Filed herewith.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Dynamic I-T, Inc.

                              By /s/ Spencer Young
                                -----------------------
                                Spencer Young
                                Vice President and Director

                                Date: December 27, 2000